o 115 P-4

                       SUPPLEMENT DATED SEPTEMBER 1, 2000
                              TO THE PROSPECTUS OF

                    FRANKLIN NEW YORK TAX-FREE INCOME FUND
                              DATED OCTOBER 1, 1999

The prospectus is amended as follows:

I. The management team on page 10 is replaced with the following:

 The team responsible for the fund's management is:

 SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS

 Ms. Amoroso has been an analyst or portfolio manager of the fund since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined the Franklin Templeton Group in 1986.

 JAMES CONN, VICE PRESIDENT OF ADVISERS

 Mr. Conn has been an analyst or portfolio manager of the Fund since 1999. He joined the Franklin Templeton Group in 1996. Previously, he was a portfolio manager with California Investment Trust.

 JOHN POMEROY, VICE PRESIDENT OF ADVISERS

 Mr. Pomeroy has been an analyst or portfolio manager of the Fund since 1989. He joined the Franklin Templeton Group in 1986.

II. The section "Sales charge waivers" on page 20 is replaced with the following:

 SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

III. The section "Minimum investments" on page 21 is replaced with the following:

MINIMUM INVESTMENTS
--------------------------------------------------------------------------------
                                                INITIAL            ADDITIONAL
--------------------------------------------------------------------------------
Regular accounts                                  $1,000            $50
--------------------------------------------------------------------------------
Automatic investment plans                        $50               $50
--------------------------------------------------------------------------------
UGMA/UTMA accounts                                $100              $50
--------------------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                          $250              $50
--------------------------------------------------------------------------------
Full-time employees, officers, trustees
and directors of Franklin Templeton
entities, and their immediate family
members                                           $100              $50
--------------------------------------------------------------------------------

           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.


IV. The section "Account Application" on page 22 is replaced with the following:

 ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 23). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

V. The following is added to the section "Buying shares" on page 22:

--------------------------------------------------------------------------------
[Insert graphic of phone]   If you have another        Before requesting a
BY PHONE                    Franklin Templeton fund    telephone purchase,
                            account with your bank     please make sure we have
(Up to $100,000 per day)    account information on     your bank account
                            file, you may open a new   information on file. If
1-800/632-2301              account by phone.          we do not have this
                                                       information, you will
                            To make a same day         need to send written
                            investment, please call    instructions with your
                            us by 1:00 p.m. Pacific    bank's name and address,
                            time or the close of the   a voided check or
                            New York Stock Exchange,   savings account deposit
                            whichever is earlier.      slip, and a signature
                                                       guarantee if the bank
                                                       and fund accounts do not
                                                       have at least one common
                                                       owner.

                                                       To make a same day
                                                       investment, please call
                                                       us by 1:00 p.m. Pacific
                                                       time or the close of the
                                                       New York Stock Exchange,
                                                       whichever is earlier.
--------------------------------------------------------------------------------

VI. The section "Automatic Investment Plan" on page 23 is replaced with the following:

 AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 with your application.

VII. The section "Telephone Privileges" on page 23 is replaced with the following:

 TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

 For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

 As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

VIII. The last paragraph of the "Exchange Privilege" section on page 24 is replaced with the following:

 Because excessive trading can hurt fund performance, operations and shareholders, the fund, effective November 1, 2000, reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the fund or its manager believes the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund (please see "Market Timers" on page 29).

VIII. In the Selling Shares table on page 27 the section "By Electronic Funds Transfer (ACH)" is replaced with the following:

--------------------------------------------------------------------------------
[Insert graphic of       You can call or write to have redemption proceeds sent
three lightning bolts]   to a bank account. See the policies above for selling
BY ELECTRONIC FUNDS      shares by mail or phone.
TRANSFER (ACH)
                         Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and fund accounts do not have at least one common owner.

                         If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.
--------------------------------------------------------------------------------


IX. The section "Statements and Reports" on page 28 is replaced with the following:

 STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

 If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the Fund.

X. The section "Market Timers" on page 29 is replaced with the following:

 MARKET TIMERS The fund does not allow investments by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or (iii) otherwise seem to follow a market timing pattern that may adversely affect the fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

XI. The first category in the section "Additional Policies" on page 29 is revised to read:

 o The fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.

XII. The section "Dealer Compensation" on page 30 is replaced with the following:

 DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. from sales charges, distribution and service (12b-1) fees and its other resources.


                                            CLASS A       CLASS B     CLASS C
--------------------------------------------------------------------------------
COMMISSION (%)                               --              3.00        2.00
Investment under $100,000                     4.00          --          --
$100,000 but under $250,000                   3.25          --          --
$250,000 but under $500,000                   2.25          --          --
$500,000 but under $1 million                 1.85          --          --
$1 million or more                       up to 0.75/1       --          --
12B-1 FEE TO DEALER                           0.10           0.15/2      0.65/3

 A dealer commission of up to 1% may be paid on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

 1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

 2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

 3. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.



              Please keep this supplement for future reference.